Item 1: Report to Shareholders

New America Growth Portfolio	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Large-cap growth stocks posted gains in 2005, thanks to a second-half rally that overcame weakness in the first six months of the year. For the past 12 months, energy and utility stocks were the clear leaders, while traditional growth sectors generally posted modest single-digit returns. Despite surging energy costs and concerns about rising interest rates, corporate earnings and the economy advanced at a healthy clip. Mid-cap stocks were by far the year’s best performers, easily outpacing the large-and small-cap yardsticks, and although growth stocks mounted a strong charge in the second half, value shares were better for the past 12 months.

Aided by a strong fourth-quarter rally, the New America Growth Portfolio gained 6.33% for the six-month period ended December 31, 2005. Our performance was a bit better than the S&P 500 Index in the second half but lagged the blue chip index for the year. Our results trailed the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average, which rose 11.23% and 10.80% for the 6- and 12-month periods, respectively.

MARKET ENVIRONMENT AND PERFORMANCE REVIEW

Most stock indexes basically traded sideways through the first half of the year. The third quarter saw stocks decline as energy prices spiked after Hurricane Katrina’s devastating blow to Gulf Coast production and refining facilities. However, energy prices subsided in the fourth quarter and stocks rallied to eke out modest gains for the full year. While there are always numerous factors that play a role in stock market movements, I think it’s fair to say that higher crude oil and natural gas prices dominated in 2005.

First, while roughly 5% of our total net assets are invested in energy shares, including our largest holding, Smith International, we clearly did not have enough direct exposure to the sector. This proved costly as the energy sector in the S&P 500 Index rose about 30% for the year, versus roughly 5% for the overall index. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Second, the spike in energy had a negative impact on consumer-oriented stocks as investors became concerned about the resiliency of the consumer. Our positions in names such as retailer Petsmart, cruise line operator Royal Caribbean, and food services distributor Sysco all declined in 2005.

Lastly, I believe high energy prices contributed to another year of growth stock underperformance. For example, large-cap growth stocks, as measured by the Russell 1000 Growth Index, posted a 5.3% return versus 7.1% for the Russell 1000 Value Index. Perhaps the silver lining is that the growth stock underperformance of 1.8% in 2005 is narrower than its three-year average annual underperformance of 4.3% and the five-year average annual shortfall of 8.9%.

Beneath the surface of these figures, it is not entirely surprising to see several of the growth-oriented sectors once again lag in 2005. Within the S&P 500, information technology (+1%) and consumer discretionary (-6.4%) trailed slower-growth sectors, including utilities (+16.8%) and financials (+6.5%).

PORTFOLIO REVIEW

The fund’s three biggest contributors over the past 12 months were Smith International, Iron Mountain, and Genentech. Our largest detractors in 2005 included Dell, Apollo Group, and Petsmart. For the past six months, our leading contributors were Iron Mountain, Amgen, and Cephalon, and our largest detractors were Dell, Apollo, and Symantec.

I highlighted top contributor Smith International in the Investment Strategy section of my June 2005 letter to shareholders. The energy company has continued to grow rapidly and execute well, buoyed by strong demand for its oil field services. After growing its earnings by over 40% in 2005, I’m looking for Smith to grow earnings another 30% in 2006. Given its reasonable valuation and our strong earnings growth outlook, I continue to like Smith as a top portfolio holding.

Far from the excitement of the energy sector, business services company Iron Mountain is the leader in the somewhat mundane business of storing information including paper, electronic data, and e-mails. The company is known for its high-quality operations, the predictability and sustainability of its revenues and profits year in and year out, and its terrific management team. Put simply, Iron Mountain just had another good year. I look for more years of solid performance, and it also remains a large holding.

Genentech, one of the world’s leading biotechnology companies, and managed care company UnitedHealth Group were the third- and fourth-best contributors, respectively. Both companies were highlighted as top performers in my letter six months ago.

Petsmart suffered from a slowdown in sales as consumers wrestled with stubbornly high energy prices throughout the year. We continue to own a sizable position in the stock because I like the earnings prospects for this pet store chain, thanks to more store expansion, newer service offerings like PetsHotel for overnight boarding, and rising profit margins.

Apollo Group is the country’s leading for-profit education company. Its enrollment growth slowed more sharply than anticipated, which led earnings to miss targets and earnings growth to slow. We continue to own the name, but I’ve reduced the position’s size from earlier in the year.

Dell has been a large holding for years, and it was highlighted in the Investment Strategy section of my June 2003 shareholder letter. Unfortunately, 2005 was a tough year for the company and the stock suffered—computer prices fell sharply and some competitors showed improved performance, making the normal Dell market share gains tougher to achieve. This, in turn, led to reduced sales and earnings expectations for 2005 and 2006. While I’m disappointed by this year’s performance, I think they’ve got a better mousetrap. The company serves a large addressable market in IT hardware, and I believe that Dell can post annual earnings in the mid-teens and solid cash flow growth for several years, which is why it remains one of the portfolio’s largest holdings.

Several of our recent significant purchases include Home Depot and Patterson Companies. We like Home Depot’s recent foray into wholesale distribution and view it as a nice complement to the company’s core retail stores. With the potential to deliver mid-teens earnings and cash flow growth over the next three years, we think the valuation (less than 15 times 2006 earnings) is attractive and more than discounts a housing market slowdown.

Patterson is a leading distributor of dental, veterinary, and rehabilitation products. I have waited more than a year to be able to buy this stock at what I view as a "good" price, and two quarters of missed earnings recently gave me a chance to begin building a position at prices about 30% below its 52-week high. I view all three of the company’s divisions as growth markets benefiting from demographic tailwinds, and Patterson should continue to take market share and grow profit margins, leading to solid mid-teens earnings growth over the coming years.

Large sales during the recent period included Lockheed Martin and Johnson & Johnson. Both had been good stocks for us over the past few years, and in both cases I moved into similar, but more attractive, investments. I swapped Lockheed for General Dynamics, which I believe is poised to grow a bit faster than Lockheed. Not only does General Dynamics have less reliance on the overall defense budget, but it trades at a cheaper valuation. I sold Johnson & Johnson in order to buy drug maker Eli Lilly for similar reasons—it’s cheaper and has better internally generated earnings growth prospects for the next few years.

INVESTMENT STRATEGY

New America Growth seeks to invest in the best larger-cap growth companies in America. We are attracted to companies that dominate large and growing markets, enjoy high or rising profit margins and returns, feature a strong balance sheet, and generate excellent free cash flow. I reiterate this information every six months to illuminate the investment strategy and discipline that we believe will enable the fund to succeed over the long run for prospective shareholders and to confirm for existing shareholders that we have not changed our primary investing tenets.

Along these lines, a name we have owned for many years and continue to like is Intuit, perhaps known better by its popular brands TurboTax and QuickBooks. These brands dominate their respective categories as TurboTax has roughly 80% of the market for software-based, do-it-yourself (DIY) tax preparation, and QuickBooks has approximately 90% of the market for small business accounting software. Interestingly, DIY tax-preparation software represents less than 5% of the overall tax preparation market measured in dollars. TurboTax is easy to use and costs less than a professional service, so I expect the DIY portion of the market to continue to expand, helping Intuit generate over 10% annual revenue growth over the next several years.

Intuit is a highly profitable company, and we think profit margins are poised to move higher. Its profit margin has already risen from below 20% to 27%, and I expect to see this move into the low 30%’s over time. Thus, while we expect revenues to expand at a low double-digit pace, profits could expand annually at a mid-teens clip.

It’s also worth noting that Intuit is strong financially, boasting roughly $700 million in cash on the balance sheet and virtually no debt. The company generates significant cash flows from its operations, and in recent years, management has essentially used every dollar it has generated to buy back its own stock. Over the next few years, I look for Intuit’s earnings to grow at about 15% per year.

OUTLOOK

Entering 2006, the portfolio is a diversified blend of high-quality, larger-growth companies that, on average, should deliver mid-teens earnings growth this year. I believe valuations remain attractive, but as in 2005, I suspect energy prices and the overall environment for growth stocks could once again prove to be swing factors for performance.

Growth stocks have underperformed value stocks for five years now. In each of those five years, growth stocks have had to endure a significant headwind such as the 9/11 terrorist attacks (2001), the ensuing recession (2002), the start of war in Iraq (2003), the Federal Reserve’s rate hikes (2004), and the well-documented energy price spike (2005). While there is certainly no guarantee that 2006 won’t see this streak continue, I am optimistic because the economy seems to be on solid footing, the Fed appears to be near the end of its interest rate hikes, and valuations are attractive.

While I am disappointed with 2005’s results, I continue to believe that our approach will benefit investors over the long term. Shareholders can expect me to continue to invest in growth sectors and companies, to apply a rigorous process to select investments, and to focus on the long term rather than the short term. I will also continue to manage risk by focusing on higher-quality companies, keeping the portfolio well diversified, and thoroughly researching company fundamentals. I look forward to reporting on our progress at the end of June.

Respectfully submitted,

Joseph M. Milano
Chairman of the portfolio’s Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper averages: Benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index: An unmanaged index that tracks 1,000 large-cap U.S. stocks.

Russell 1000 Value Index: A market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Portfolio Highlights

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price New America Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †
T. Rowe Price New America Growth Portfolio
December 31, 2005

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price New America Growth Portfolio
December 31, 2005
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $474)	$	474
Non-affiliated companies (cost $80,138)		93,781
Total investments in securities		94,255
Receivable for shares sold		86
Receivable for investment securities sold		80
Dividends receivable		56
Other assets		10
Total assets		94,487
Liabilities		
Payable for shares redeemed		31
Due to affiliates		83
Total liabilities		114
NET ASSETS	**$**	**94,373**
Net Assets Consist of:		
Undistributed net realized loss		(3,492)
Net unrealized gain		13,643
Paid-in capital applicable to 4,643,993 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		84,222
NET ASSETS	**$**	**94,373**
NET ASSET VALUE PER SHARE	**$**	**20.32**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
($ 000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
($ 000s)

Year Ended 12/31/05	12/31/04
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (59)	$ 8
Net realized gain	5,477	7,930
Change in net unrealized loss	(1,291)	(613)
Increase in net assets from operations	4,127	7,325
Distributions to shareholders		
Net investment income	–	(38)
Capital share transactions*		
Shares sold	26,571	11,771
Distributions reinvested	–	38
Shares redeemed	(12,637)	(13,631)
Increase (decrease) in net assets from capital share transactions	13,934	(1,822)
Net Assets		
Increase during period	18,061	5,465
Beginning of period	76,312	70,847
End of period	**$ 94,373**	**$ 76,312**
Undistributed net investment income	–	–
*Share information		
Shares sold	1,377	638
Distributions reinvested	–	2
Shares redeemed	(656)	(755)
Increase (decrease) in shares outstanding	721	(115)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $61,888,000 and $46,383,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2005. At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $5,477,000 of capital loss carryforwards. As of December 31, 2005, the fund had $3,281,000 of capital loss carryforwards that expire in 2010 and $211,000 that expire in 2011.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $80,612,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $32,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $474,000 and $4,443,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price New America Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 7, 2006

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advi sory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

Jeremiah E. Casey** (1940)	Director, National Life Insurance (2001 to 8/05); Director, The Rouse Company, real estate developers
2005 [59]	(1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board,
2001 [113]	and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank
(4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and
1994 [113]	Chief Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
1994 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director
2003 [113]	and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and
Georgia Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
2001 [113]

Theo C. Rodgers*** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001 [113]	Advisors, L.P.; Director, AMLI Residential Properties Trust

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
1994 [15]

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1994 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Executive Vice President, Equity Series

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Equity Series	International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice
Chief Compliance Officer, Equity Series	President, T. Rowe Price Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Equity Series

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Equity Series	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Equity Series	Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Edmund M. Notzon, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price
President, Equity Series	and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price
Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Assistant Vice President, Equity Series

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Equity Series

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Equity Series	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,089	$6,765
Audit-Related Fees	456	948
Tax Fees	2,013	1,835
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006